UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 23, 2007

                                -----------------

                                 DRI Corporation
             (Exact Name of Registrant as Specified in Its Charter)



     North Carolina               1-13408                56-1362926
     (State or Other      (Commission File Number)      (IRS Employer
     Jurisdiction of                                  Identification No.)
     Incorporation)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, Including Area Code   (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  Results of Operations and Financial Condition

     On October 23, 2007, DRI Corporation announced that third quarter 2007 sales are expected to exceed approximately $13.9 million, as compared to $13.1 million posted for the same period a year ago, and that the Company expects to report a profit for the third quarter.

     The Company also announced that fourth quarter and fiscal year 2007 are on track to be profitable.

    The Company also reiterated that management's three-year strategic business plan, approved by the DRI Board of Directors in September 2007, projects profitable growth to an annualized revenue run rate of $100 million by the end of fiscal year 2010 even in absence of possible acquisitions.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

     This current report on Form 8-K and the accompanying press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the timing or amount of future revenues, expectations of profitability, expected business and revenue growth trends, future annualized revenue run rates, and anticipated increases in shareholder value, as well as any statement, express or implied, concerning future events or expectations or which use words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that the Company may not have accurately forecasted the timing or amount of future revenues, that its expectations as to future business and revenue growth trends, future annualized run rates, and increases in shareholder value may not prove accurate over time, as well as other risks and uncertainties set forth in the Company's Annual Report on Form 10-K filed March 28, 2007, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

ITEM 7.01.  Regulation FD Disclosure

     The Company incorporates by reference the information included in Item 2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  Financial Statements and Exhibits

(a)  Exhibits.
     99.1  Press release dated October 23, 2007.



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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DRI CORPORATION

Date: October 23, 2007   By:  /s/ STEPHEN P. SLAY
                              --------------------------------------------------
                              Stephen P. Slay
                              Vice President, Chief Financial Officer, Secretary
                              and Treasurer



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INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

    99.1    Press release dated October 23, 2007.